                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                      IN RE FLEMING COMPANIES, INC. ET AL.
            CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
                       REPORTING PERIOD: 6/01/04 - 6/30/04

                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 45 days after end of the period

Submit copy of report to any official committee appointed in the case.

                                                                                             Document     Explanation
REQUIRED DOCUMENTS                                                              Form No.     Attached      Attached
------------------                                                              --------     --------      --------
Schedule of Cash Receipts and Disbursements                                      MOR - 1

     Weekly Receipts & Disbursements                                                A           X

     Cash Disbursements by Petitioning Entity                                       B           X

     Bank Account Information                                                       C           X

Statement of Operations                                                          MOR - 2        X

Balance Sheet                                                                    MOR - 3        X

Status of Postpetition Taxes                                                     MOR - 4        X

    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                             X

    Copies of tax returns filed during reporting period (See Tax Affidavit)                                    X

Summary of Unpaid Postpetition Debts                                             MOR - 4        X

Summary Accounts Receivable Aging                                                MOR - 5        X

Debtor Questionnaire                                                             MOR - 5        X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Rebecca A. Roof                              Interim Chief Financial Officer
------------------------                         -------------------------------
Signature of Responsible Party                   Title

Rebecca A. Roof                                  8/12/2004
------------------------                         -------------------------------
Printed Name of Responsible Party                Date:  August 12, 2004

ON JULY 26, 2004, THE BANKRUPTCY COURT CONFIRMED THE DEBTORS' AND OFFICIAL COMMITTEE OF UNSECURED CREDITORS' THIRD AMENDED AND REVISED JOINT PLAN OF REORGANIZATION (THE "PLAN"). ALTHOUGH THE BANKRUPTCY COURT ENTERED THE ORDER CONFIRMING THE PLAN (THE "CONFIRMATION ORDER") ON JULY 27, 2004, THE PLAN IS NOT YET EFFECTIVE. THE PLAN AND THE CONFIRMATION ORDER CONTAIN CERTAIN CONDITIONS PRECEDENT TO THE OCCURRENCE OF THE EFFECTIVE DATE OF THE PLAN, UNLESS WAIVED PURSUANT TO THE PLAN. IT IS ANTICIPATED THAT THE EFFECTIVE DATE OF THE PLAN WILL BE IN MID-AUGUST.

THE PLAN PROVIDES FOR THE REORGANIZATION OF THE DEBTORS CENTERED AROUND THE FLEMING CONVENIENCE STORE DISTRIBUTION OPERATIONS THROUGH THE FORMATION OF A NEW DELAWARE CORPORATION, CORE-MARK HOLDING COMPANY, INC. ADDITIONALLY, THE DEBTORS' REMAINING ASSETS AND LIABILITIES NOT RELATED TO THE CONVENIENCE OPERATION WILL BE TRANSFERRED TO EITHER A POST-CONFIRMATION TRUST, PURSUING CAUSES OF ACTION AND RECONCILING AND PAYING CLAIMS, OR A RECLAMATION CREDITORS' TRUST, WHICH WILL HAVE SIMILAR RESPONSIBILITIES AND RIGHTS WITH RESPECT TO RECLAMATION CREDITORS.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04

NOTES TO THE MONTHLY OPERATING REPORT

General

The report includes activity from the following Debtors and related Case Numbers [1] [2] [3] [4]

                       Debtor                                                Case Number
                       ------                                                -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                                       03-10945
ABCO Food Group, Inc.                                                         03-10946
ABCO Markets, Inc.                                                            03-10947
ABCO Realty Corp.                                                             03-10948
Favar Concepts, Ltd.                                                          03-10953
Fleming Foods Management Co., L.L.C.                                          03-10954
Fleming Foods of Texas, L.P.                                                  03-10955
Fleming International, Ltd.                                                   03-10956
Fleming Transportation Service, Inc.                                          03-10957
Fleming Supermarkets of Florida, Inc.                                         03-10958
Food 4 Less Beverage Company, Inc.                                            03-10959
FuelServ, Inc.                                                                03-10960
Piggly Wiggly Company                                                         03-10965
Progressive Realty, Inc.                                                      03-10966
Rainbow Food Group, Inc.                                                      03-10967
Retail Investments, Inc.                                                      03-10968
Retail Supermarkets, Inc.                                                     03-10970
RFS Marketing Services, Inc.                                                  03-10971
Richmar Foods, Inc.                                                           03-10972
Dunigan Fuels, Inc.                                                           03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE:
Core-Mark International, Inc.                                                 03-10944
ASI Office Automation, Inc.                                                   03-10949
Core-Mark Mid-Continent, Inc.                                                 03-10950
Core-Mark Interrelated Companies, Inc.                                        03-10951
C/M Products, Inc.                                                            03-10952
General Acceptance Corporation                                                03-10961
Marquise Ventures Company, Inc.                                               03-10962
Head Distributing Company                                                     03-10963
Minter Weisman Co.                                                            03-10964

Notes:

[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc. Of the "Fleming 7", one division (Marshfield) was closed during 2003 and three divisions (one of the two divisions in Head and Chicago and Altoona) were closed at the end of 2003.

[4] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Choteau Development Company, LLC, etc.).

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
WEEKLY RECEIPTS AND DISBURSEMENTS [1]
(DOLLARS IN 000'S)

                                                                                                    CURRENT       CUMULATIVE
                                                WEEK 1    WEEK 2    WEEK 3    WEEK 4    WEEK 5    PERIOD TOTAL  FILING TO DATE
                                               --------  --------  --------  --------  ---------  ------------  --------------
CASH RECEIPTS:
   Fleming Receipts                            $    506  $  1,122  $    101  $    195  $       2  $      1,926  $    2,465,748
   Core-Mark Receipts[3]                         67,177    68,185    64,711    69,020     40,018       309,111       4,704,866
   Asset/Excess Inventory Sales & Other              --        --        --       470         --           470         330,763
                                               --------  --------  --------  --------  ---------  ------------  --------------
ACTUAL RECEIPTS                                $ 67,682  $ 69,308  $ 64,812  $ 69,685  $  40,020  $    311,506  $    7,501,376
                                               --------  --------  --------  --------  ---------  ------------  --------------

CASH DISBURSEMENTS FROM OPERATIONS:
   Material Purchases - Fleming                $    (12) $     --  $     --  $    (11) $       -  $        (22) $   (1,620,403)
   Material Purchases - Core-Mark[3]            (42,461)  (45,746)  (49,424)  (53,966)   (32,999)     (224,595)     (3,489,814)
   Tax Disbursements - Cigarettes               (11,217)  (10,972)  (10,885)  (11,937)    (8,083)      (53,095)       (727,847)
   Tax Disbursements - Other                         (7)     (305)     (218)      (31)       (27)         (588)        (15,696)
   Employee & Payroll                            (4,043)     (604)   (4,108)   (1,069)    (3,023)      (12,848)       (401,899)
   Lease & Recurring Costs                         (733)     (293)     (235)     (227)      (345)       (1,833)       (104,686)
   Other Operating Costs                         (3,098)   (1,339)   (1,873)   (1,966)    (1,561)       (9,837)       (314,705)
                                               --------  --------  --------  --------  ---------  ------------  --------------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS      $(61,571) $(59,259) $(66,743) $(69,206) $ (46,038) $   (302,817) $   (6,675,049)
                                               --------  --------  --------  --------  ---------  ------------  --------------

CASH DISBURSEMENTS FROM NON-OPERATIONS:
   DSD/Critical Vendor/PACA Payments [2]       $     --  $     --  $     --  $     --  $      --  $         --  $     (102,548)
   Capital Expenditures                              --      (601)      (10)      (38)        --          (649)         (2,865)
   Restructuring & Professional Fees               (344)   (1,306)   (1,321)   (2,616)    (1,866)       (7,452)       (102,028)
   Interest & Financing                          (1,897)       --        --        --       (484)       (2,382)        (88,961)
   Other Non-Operating Costs                         --        --       (80)       --         --           (80)           (255)
   Debt Repayment [4]                            (9,115)       --        --                             (9,115)       (431,914)
                                               --------  --------  --------  --------  ---------  ------------  --------------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS  $(11,356) $ (1,907) $ (1,411) $ (2,653) $  (2,350) $    (19,678) $     (728,571)
                                               --------  --------  --------  --------  ---------  ------------  --------------

                                               --------  --------  --------  --------  ---------  ------------  --------------
TOTAL ACTUAL DISBURSEMENTS                     $(72,928) $(61,166) $(68,154) $(71,859) $ (48,389) $   (322,495) $   (7,403,620)
                                               --------  --------  --------  --------  ---------  ------------  --------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)

TOTAL DISBURSEMENTS                                                                    $(322,495)
   LESS: Transfers to Debtor in Possession Accounts                                           --
   PLUS: Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)             --
                                                                                       ---------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                        $(322,495)

NOTES

[1] Weekly Receipts and Disbursements include both Core-Mark and Fleming for the current month. Week one contains four business days and week five contains three business days.

[2] This Monthly Operating report (including the periods covering April 1, 2003 through May 31, 2004 reports previously filed) includes within the DSD/Critical Vendor/PACA Payments among others, DSD and PACA disbursements made to segregated escrow accounts for future disbursement. The DSD and PACA escrow disbursements do not represent actual DSD and PACA settlement disbursements made during the period, only those funds set aside in escrow.

[3] All seven of the Core-Mark eastern divisions are included in the Core-Mark amounts, although only three currently remain open.

[4] $9.1 million of pre-petition debt was paid down as follows: Revolver $3.8 million, Term $3.9 million, and $1.4 million was set aside to collateralize letters of credit

                                                                   FORM MOR - 1A

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000'S)

                                                                           CUMULATIVE FILING TO
         PETITIONING ENTITIES           CASE NUMBER  CURRENT PERIOD TOTAL         DATE
--------------------------------------  -----------  --------------------  --------------------
Core-Mark International, Inc.            03-10944       $ (209,946)           $  (3,100,791)
Fleming Companies, Inc.                  03-10945       $  (20,938)              (2,656,971)
ABCO Food Group, Inc.                    03-10946                                         -
ABCO Markets, Inc.                       03-10947                                         -
ABCO Realty Corp.                        03-10948                                         -
ASI Office Automation, Inc.              03-10949                                         -
Core-Mark Mid-Continent, Inc.            03-10950          (46,158)                (683,862)
Core-Mark Interrelated Companies, Inc.   03-10951       $   (8,361)                (116,364)
C/M Products, Inc.                       03-10952                                         -
Favar Concepts, Ltd.                     03-10953                                      (667)
Fleming Foods Management Co., L.L.C.     03-10954                                         -
Fleming Foods of Texas, L.P.             03-10955                                  (113,199)
Fleming International, Ltd.              03-10956                                    (1,399)
Fleming Transportation Service, Inc.     03-10957                                       124
Fleming Supermarkets of Florida, Inc.    03-10958                                         -
Food 4 Less Beverage Company, Inc.       03-10959                                         -
Fuelserv, Inc.                           03-10960                                         -
General Acceptance Corporation           03-10961                                         -
Marquise Ventures Company, Inc.          03-10962                                         -
Head Distributing Company                03-10963       $   (8,497)                (110,794)
Minter Weisman Co.                       03-10964       $  (28,595)                (350,322)
Piggly Wiggly Company                    03-10965                                      (891)
Progressive Realty, Inc.                 03-10966                                        (4)
Rainbow Food Group, Inc.                 03-10967                                   (31,595)
Retail Investments, Inc.                 03-10968                                  (165,252)
Retail Supermarkets, Inc.                03-10970                                         -
RFS Marketing Services, Inc.             03-10971                                         -
Richmar Foods, Inc.                      03-10972                                   (71,566)
Dunigan Fuels, Inc.                      03-10973                                       (67)

                                                        ----------            -------------
TOTAL ACTUAL DISBURSEMENTS [2] [3]                      $ (322,495)           $  (7,403,620)
                                                        ----------            -------------

NOTES
[1] Employee and Payroll disbursements for the current period, per the Weekly Receipts and Disbursements schedule, were $1.1 million for Fleming Companies, Inc. and $11.7 million for Core-Mark Interenational, Inc.

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for the current month and for 04/01/03 through the current month for the Cumulative Filing to Date.

                                                                   FORM MOR - 1B

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
BANK ACCOUNT INFORMATION

     PETITIONING ENTITIES            BANK            ACCOUNT NUMBER           TYPE
----------------------------  ---------------------  --------------  -----------------------
Core-Mark International, Inc  Bank Of Montreal           5691032070  Disbursement
Core-Mark International, Inc  Bank Of Montreal         127881013601  Disbursement
Core-Mark International, Inc  Bank Of Montreal          07600000313  Depository/Disbursement
Core-Mark International, Inc  Bank Of Montreal          07601154963  Disbursement
Core-Mark International, Inc  Bank Of Montreal          07601102397  Disbursement
Core-Mark International, Inc  Bank Of Montreal        0004-1664-436  Disbursement
Core-Mark International, Inc  Bank Of Montreal          07604601086  FX Swap Funding Acct
Core-Mark International, Inc  JP Morgan                   323252028  Depository
Core-Mark International, Inc  JP Morgan Chase            9102775419  Disbursement
Core-Mark International, Inc  JP Morgan Chase            9102775435  Disbursement
Core-Mark International, Inc  JP Morgan Chase            9102775443  Disbursement
Core-Mark International, Inc  JP Morgan Chase            9102775427  Disbursement
Core-Mark International, Inc  JP Morgan Chase             601809668  Disbursement
Core-Mark International, Inc  Scotia Bank              112390010715  Depository
Core-Mark International, Inc  Scotia Bank               71480000914  Depository
Core-Mark International, Inc  Scotia Bank             4052700104313  Depository
Core-Mark International, Inc  Scotia Bank              714800001414  Depository
Core-Mark International, Inc  Scotia Bank              714800011312  Depository
Core-Mark International, Inc  Washington Trust Bank      1001823194  Depository
Core-Mark International, Inc  Wells Fargo                4159287788  Depository
Core-Mark International, Inc  Wells Fargo                4518099999  Depository
Core-Mark International, Inc  Wells Fargo                4311848436  Depository
Core-Mark International, Inc  Wells Fargo                4159555366  Depository
Core-Mark International, Inc  Wells Fargo                4518100110  Depository
Core-Mark International, Inc  Wells Fargo                4128523081  Depository
Core-Mark International, Inc  Wells Fargo                4518100235  Depository
Core-Mark International, Inc  Wells Fargo                4518100177  Depository
Core-Mark International, Inc  Wells Fargo                4758355309  Depository
Core-Mark International, Inc  Wells Fargo                4159688902  Depository
Core-Mark International, Inc  Wells Fargo                4091220731  Depository
Core-Mark International, Inc  Wells Fargo                4801900069  Depository
Core-Mark International, Inc  Wells Fargo                4801908815  Depository
Core-Mark International, Inc  Wells Fargo                4496851460  Depository
Core-Mark International, Inc  Wells Fargo                4311848584  Disbursement
Core-Mark International, Inc  Wells Fargo                4759613938  Disbursement
Core-Mark International, Inc  Wells Fargo                4518110564  Disbursement
Core-Mark International, Inc  Wells Fargo / Wachovia      540459849  Disbursement
Core-Mark International, Inc  Wilson & Muir                 7516436  Depository
Fleming Companies, Inc.       Bank of America            3751525666  Depository
Fleming Companies, Inc.       Bank of America            3751508777  Depository
Fleming Companies, Inc.       Bank of America            3751022745  Depository
Fleming Companies, Inc.       Bank One                     10148350  Disbursement
Fleming Companies, Inc.       Fleet Non Union Health        1713312  Disbursement
Fleming Companies, Inc.       JP Morgan                    22426761  Disbursement
Fleming Companies, Inc.       JP Morgan                  8806323919  Depository
Fleming Companies, Inc.       JP Morgan                  8806363428  Depository
Fleming Companies, Inc.       JP Morgan                   323252842  Depository
Fleming Companies, Inc.       JP Morgan                  8806247712  Depository
Fleming Companies, Inc.       JP Morgan                  8806232185  Depository
Fleming Companies, Inc.       JP Morgan                  8806232227  Depository
Fleming Companies, Inc.       JP Morgan                  8806258271  Depository/Disbursement
Fleming Companies, Inc.       JP Morgan                  8806362958  Depository/Disbursement
Fleming Companies, Inc.       JP Morgan                  8806170047  Disbursement
Fleming Companies, Inc.       JP Morgan                  8805174594  Disbursement
Fleming Companies, Inc.       JP Morgan                  6300030353  Disbursement
Fleming Companies, Inc.       JP Morgan                  6300064998  Disbursement
Head Distributing Co.         Bank Of America            3752010688  Depository
Head Distributing Co.         Suntrust                   8801337430  Depository
Head Distributing Co.         Union Planters Bank        3500594164  Depository
Minter Weisman                Bank of America            3299781296  Disbursement
Plymouth (Minter Weisman)     US Bank                  160234449926  Depository

                                                                   FORM MOR - 1C

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED)
(DOLLARS IN 000'S)

                                                    JUNE 1, 2004 -
FLEMING COMPANIES, INC. & SUBSIDIARIES [1] [2] [3]  JUNE 30, 2004
--------------------------------------------------  --------------
NET SALES                                             $ 371,686
COSTS AND EXPENSES:
        Cost of sales                                  (360,896)
        Selling and administrative                       (9,466)
        Reorganization items, net                          (441)
        Interest expense                                   (127)
        Interest income and other                           236
        Impairment/restructuring charges                      -
                                                      ---------
          TOTAL COSTS AND EXPENSES                     (370,694)
                                                      ---------

        Income/(Loss) before income taxes                   992
        Taxes on income/(loss)                                -
                                                      ---------
        INCOME/(LOSS) FROM CONTINUING OPERATIONS            992
                                                      ---------

DISCONTINUED OPERATIONS:
        Income/(Loss) before income taxes               (12,407)
        Taxes on income/(loss)                                -
                                                      ---------
        INCOME/(LOSS) FROM DISCONTINUED OPERATIONS      (12,407)
                                                      ---------

                                                      ---------
NET INCOME/(LOSS)                                     $ (11,415)
                                                      ---------

NOTES

[1] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. In addition, no individual Statement of Operations have been provided for these legal entities in the Monthly Operating Report.

[2] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance for bad debts, etc.).

[3] Continuing Operations as of the current month includes only the convenience business (or Core-Mark, including the Fleming 7). All other businesses have been reclassified as Discontinued Operations as required by SFAS 146.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                    JUNE 1, 2004 -
ABCO FOOD GROUP, INC.                               JUNE 30, 2004
---------------------                               --------------
NET SALES                                             $       -
COSTS AND EXPENSES:
       Cost of sales                                          -
       Selling and administrative                             -
       Reorganization items, net                              -
       Interest expense                                       -
       Interest income and other                              -
       Impairment/restructuring charges                       -
                                                      ---------
         TOTAL COSTS AND EXPENSES                             -
                                                      ---------

       Income/(Loss) before income taxes                      -
       Taxes on income/(loss)                                 -
                                                      ---------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS               -
                                                      ---------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                      -
       Taxes on income/(loss)                                 -
                                                      ---------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS             -
                                                      ---------

                                                      ---------
NET INCOME/(LOSS)                                     $       -
                                                      ---------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                      JUNE 1, 2004 -
CORE-MARK INTERNATIONAL, INC.                         JUNE 30, 2004
-----------------------------                         -------------
NET SALES                                               $ 265,690
COSTS AND EXPENSES:
       Cost of sales                                     (257,730)
       Selling and administrative                          (6,709)
       Reorganization items, net                             (436)
       Interest expense                                      (127)
       Interest income and other                              211
       Impairment/restructuring charges                         -
                                                        ---------
         TOTAL COSTS AND EXPENSES                        (264,790)
                                                        ---------

       Income/(Loss) before income taxes                      900
       Taxes on income/(loss)                                   -
                                                        ---------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS               900
                                                        ---------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                        -
       Taxes on income/(loss)                                   -
                                                        ---------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS               -
                                                        ---------

                                                        ---------
NET INCOME/(LOSS)                                       $     900
                                                        ---------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                      JUNE 1, 2004 -
CORE-MARK INTERRELATED COMPANIES, INC.                JUNE 30, 2004
--------------------------------------                --------------
NET SALES                                               $   7,976
COSTS AND EXPENSES:
       Cost of sales                                       (7,567)
       Selling and administrative                             (93)
       Reorganization items, net                                -
       Interest expense                                         -
       Interest income and other                               (0)
       Impairment/restructuring charges                         -
                                                        ---------
         TOTAL COSTS AND EXPENSES                          (7,659)
                                                        ---------

       Income/(Loss) before income taxes                      317
       Taxes on income/(loss)                                   -
                                                        ---------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS               317
                                                        ---------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                        -
       Taxes on income/(loss)                                   -
                                                        ---------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS               -
                                                        ---------

                                                        ---------
NET INCOME/(LOSS)                                       $     317
                                                        ---------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                      JUNE 1, 2004 -
CORE-MARK MID-CONTINENT, INC.                         JUNE 30, 2004
-----------------------------                         --------------
NET SALES                                               $  45,398
COSTS AND EXPENSES:
       Cost of sales                                      (44,040)
       Selling and administrative                            (900)
       Reorganization items, net                                -
       Interest expense                                         -
       Interest income and other                               22
       Impairment/restructuring charges                         -
                                                        ---------
         TOTAL COSTS AND EXPENSES                         (44,917)
                                                        ---------

       Income/(Loss) before income taxes                      481
       Taxes on income/(loss)                                   -
                                                        ---------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS               481
                                                        ---------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                        -
       Taxes on income/(loss)                                   -
                                                        ---------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS               -
                                                        ---------

                                                        ---------
NET INCOME/(LOSS)                                       $     481
                                                        ---------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                      JUNE 1, 2004 -
DUNIGAN FUELS, INC.                                   JUNE 30, 2004
-------------------                                   --------------
NET SALES                                               $       -
COSTS AND EXPENSES:
       Cost of sales                                            -
       Selling and administrative                               -
       Reorganization items, net                                -
       Interest expense                                         -
       Interest income and other                                -
       Impairment/restructuring charges                         -
                                                        ---------
         TOTAL COSTS AND EXPENSES                               -
                                                        ---------

       Income/(Loss) before income taxes                        -
       Taxes on income/(loss)                                   -
                                                        ---------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                 -
                                                        ---------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                      111
       Taxes on income/(loss)                                   -
                                                        ---------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS             111
                                                        ---------

                                                        ---------
NET INCOME/(LOSS)                                       $     111
                                                        ---------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                      JUNE 1, 2004 -
FAVAR CONCEPTS, LTD                                   JUNE 30, 2004
-------------------                                   --------------
NET SALES                                               $       -
COSTS AND EXPENSES:
       Cost of sales                                            -
       Selling and administrative                               -
       Reorganization items, net                                -
       Interest expense                                         -
       Interest income and other                                -
       Impairment/restructuring charges                         -
                                                        ---------
         TOTAL COSTS AND EXPENSES                               -
                                                        ---------

       Income/(Loss) before income taxes                        -
       Taxes on income/(loss)                                   -
                                                        ---------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                 -
                                                        ---------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                        -
       Taxes on income/(loss)                                   -
                                                        ---------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS               -
                                                        ---------
NET INCOME/(LOSS)                                       $       -
                                                        ---------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                      JUNE 1, 2004 -
FLEMING COMPANIES, INC.                               JUNE 30, 2004
-----------------------                               --------------
NET SALES                                               $  15,561
COSTS AND EXPENSES:
       Cost of sales                                      (15,336)
       Selling and administrative                            (659)
       Reorganization items, net                               (5)
       Interest expense                                         -
       Interest income and other                                0
       Impairment/restructuring charges                         -
                                                        ---------
         TOTAL COSTS AND EXPENSES                         (16,000)
                                                        ---------

       Income/(Loss) before income taxes                     (439)
       Taxes on income/(loss)                                   -
                                                        ---------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS              (439)
                                                        ---------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                  (11,397)
       Taxes on income/(loss)                                   -
                                                        ---------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS         (11,397)
                                                        ---------

                                                        ---------
NET INCOME/(LOSS)                                       $ (11,836)
                                                        ---------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                JUNE 1, 2004 -
FLEMING FOODS OF TEXAS, L.P.                                    JUNE 30, 2004
------------------------------------------------------------------------------
NET SALES                                                       $            -
COSTS AND EXPENSES:
     Cost of sales                                                           -
     Selling and administrative                                              -
     Reorganization items, net                                               -
     Interest expense                                                        -
     Interest income and other                                               -
     Impairment/restructuring charges                                        -
------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                            -
------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                -
------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                    (739)
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                           (739)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NET INCOME/(LOSS)                                               $         (739)
------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                JUNE 1, 2004 -
FLEMING INTERNATIONAL, LTD                                      JUNE 30, 2004
------------------------------------------------------------------------------
NET SALES                                                       $            -
COSTS AND EXPENSES:
     Cost of sales                                                           -
     Selling and administrative                                              -
     Reorganization items, net                                               -
     Interest expense                                                        -
     Interest income and other                                               -
     Impairment/restructuring charges                                        -
------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                            -
------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                -
------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              -
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NET INCOME/(LOSS)                                               $            -
------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                JUNE 1, 2004 -
FLEMING TRANSPORTATION SERVICES, INC.                           JUNE 30, 2004
------------------------------------------------------------------------------
NET SALES                                                       $            -
COSTS AND EXPENSES:
     Cost of sales                                                           -
     Selling and administrative                                              -
     Reorganization items, net                                               -
     Interest expense                                                        -
     Interest income and other                                               -
     Impairment/restructuring charges                                        -
------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                            -
------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                -
------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              -
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NET INCOME/(LOSS)                                               $            -
------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                JUNE 1, 2004 -
HEAD DISTRIBUTING COMPANY                                       JUNE 30, 2004
------------------------------------------------------------------------------
NET SALES                                                       $        7,864
COSTS AND EXPENSES:
     Cost of sales                                                      (7,741)
     Selling and administrative                                           (430)
     Reorganization items, net                                               -
     Interest expense                                                        -
     Interest income and other                                               -
     Impairment/restructuring charges                                        -
------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                       (8,172)
------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                    (307)
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                             (307)
------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              -
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NET INCOME/(LOSS)                                               $         (307)
------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                JUNE 1, 2004 -
MINTER-WEISMAN CO.                                              JUNE 30, 2004
------------------------------------------------------------------------------
NET SALES                                                       $       29,197
COSTS AND EXPENSES:
     Cost of sales                                                     (28,483)
     Selling and administrative                                           (675)
     Reorganization items, net                                               -
     Interest expense                                                        -
     Interest income and other                                               2
     Impairment/restructuring charges                                        -
------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                      (29,156)
------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                      41
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                               41
------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              -
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NET INCOME/(LOSS)                                               $           41
------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                JUNE 1, 2004 -
PIGGLY WIGGLY COMPANY                                           JUNE 30, 2004
------------------------------------------------------------------------------
NET SALES                                                       $            -
COSTS AND EXPENSES:
     Cost of sales                                                           -
     Selling and administrative                                              -
     Reorganization items, net                                               -
     Interest expense                                                        -
     Interest income and other                                               -
     Impairment/restructuring charges                                        -
------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                            -
------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                -
------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              -
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NET INCOME/(LOSS)                                               $            -
------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                JUNE 1, 2004 -
PROGRESSIVE REALTY, INC.                                        JUNE 30, 2004
------------------------------------------------------------------------------
NET SALES                                                       $            -
COSTS AND EXPENSES:
     Cost of sales                                                           -
     Selling and administrative                                              -
     Reorganization items, net                                               -
     Interest expense                                                        -
     Interest income and other                                               -
     Impairment/restructuring charges                                        -
------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                            -
------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                -
------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              -
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NET INCOME/(LOSS)                                               $            -
------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                JUNE 1, 2004 -
RAINBOW FOOD GROUP,  INC.                                       JUNE 30, 2004
------------------------------------------------------------------------------
NET SALES                                                       $            -
COSTS AND EXPENSES:
     Cost of sales                                                           -
     Selling and administrative                                              -
     Reorganization items, net                                               -
     Interest expense                                                        -
     Interest income and other                                               -
     Impairment/restructuring charges                                        -
------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                            -
------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                -
------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                       5
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              5
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NET INCOME/(LOSS)                                               $            5
------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                             JUNE 1, 2004 -
RETAIL INVESTMENTS, INC.                                                     JUNE 30, 2004
-------------------------------------------------------------------------------------------
NET SALES                                                                    $            -
COSTS AND EXPENSES:
      Cost of sales                                                                       -
      Selling and administrative                                                          -
      Reorganization items, net                                                           -
      Interest expense                                                                    -
      Interest income and other                                                           -
      Impairment/restructuring charges                                                    -
-------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                       -
-------------------------------------------------------------------------------------------
      Income/(Loss) before income taxes                                                   -
      Taxes on income/(loss)                                                              -
-------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                            -
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                   -
      Taxes on income/(loss)                                                              -
-------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                          -
-------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                            $            -
-------------------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                             JUNE 1, 2004 -
RFS MARKETING SERVICES, INC.                                                 JUNE 30, 2004
-------------------------------------------------------------------------------------------
NET SALES                                                                    $            -
COSTS AND EXPENSES:
      Cost of sales                                                                       -
      Selling and administrative                                                          -
      Reorganization items, net                                                           -
      Interest expense                                                                    -
      Interest income and other                                                           -
      Impairment/restructuring charges                                                    -
-------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                       -
-------------------------------------------------------------------------------------------
      Income/(Loss) before income taxes                                                   -
      Taxes on income/(loss)                                                              -
-------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                            -
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                   -
      Taxes on income/(loss)                                                              -
-------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                          -
-------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                            $            -
-------------------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                             JUNE 1, 2004 -
RICHMAR FOODS, INC.                                                          JUNE 30, 2004
-------------------------------------------------------------------------------------------
NET SALES                                                                    $            -
COSTS AND EXPENSES:
      Cost of sales                                                                       -
      Selling and administrative                                                          -
      Reorganization items, net                                                           -
      Interest expense                                                                    -
      Interest income and other                                                           -
      Impairment/restructuring charges                                                    -
-------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                       -
-------------------------------------------------------------------------------------------
      Income/(Loss) before income taxes                                                   -
      Taxes on income/(loss)                                                              -
-------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                            -
-------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                (387)
      Taxes on income/(loss)                                                              -
-------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                       (387)
-------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                            $         (387)
-------------------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED)
(DOLLARS IN 000'S)

                                                                                 AS OF
FLEMING COMPANIES, INC. & SUBSIDIARIES [1]                                   JUNE 30, 2004
-------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents [12]                                       $      277,576
        Receivables, net [2]                                                        420,899
        Inventories                                                                 153,736
        Assets held for sale [3]                                                      1,145
        Other current assets                                                         36,831
-------------------------------------------------------------------------------------------
             TOTAL CURRENT ASSETS                                                   890,188
-------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                    34
Investment in direct financing leases                                                     -

-------------------------------------------------------------------------------------------
Net property and equipment                                                           37,628
-------------------------------------------------------------------------------------------
Other assets                                                                         42,449
-------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $      970,298
-------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Accounts payable [2]                                                 $      223,858
        Liabilities held for sale [3]                                                     -
        Other current liabilities                                                    50,361
-------------------------------------------------------------------------------------------
             TOTAL CURRENT LIABILITIES                                              274,218
-------------------------------------------------------------------------------------------

Long-term debt                                                                            -
Long-term obligations under capital leases                                                -
Other liabilities                                                                     6,169

Liabilities subject to compromise [4] [5]                                         2,427,797

Net intercompany due to (from) [6]                                                    1,393

SHAREHOLDERS' EQUITY:
        Common stock, $2.50 par value per share                                     136,221
        Capital in excess of par value                                              710,623
        Reinvested earnings (deficit)                                            (2,571,991)
        Accumulated other comprehensive income:
             Additional minimum pension liability [11]                              (15,663)
             Cumulative foreign currency translation adjustment                       1,532
-------------------------------------------------------------------------------------------
             TOTAL SHAREHOLDERS' EQUITY                                      $   (1,739,279)
-------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $      970,298
-------------------------------------------------------------------------------------------

                                                                    FORM MOR - 3

LIABILITIES SUBJECT TO COMPROMISE [4] [5]
Debt and notes payable [7] [8]                                               $    1,532,953
Accounts payable [9] [13] [14]                                                      431,980
Damage estimates for closed and rejected leases [10]                                148,553
Other liabilities [9] [15]                                                           38,034
Pension obligation [11]                                                             258,354
Taxes payable [9] [16]                                                               17,923
                                                                             --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                      $    2,427,797

GENERAL

[1] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no ending balances as of period close. In addition, no individual Balance Sheets have been provided for these entities in the Monthly Operating Report.

[2] The accounts receivable balance includes accounts due from customers as well as vendor deductions for PRADS, military, advertising and other vendor related deductions. The Company continues to reconcile such information and additional adjustments are expected in future periods. No amount has currently been reserved by Fleming for receivables from vendors. Fleming continues to evaluate the recoverability of its customer accounts receivable.

[3] Assets Held for Sale is comprised of assets from closed convenience divisions.

[4] Liabilities Subject to Compromise is comprised of prepetition long-term debt, accounts payable, damage estimates for closed and rejected leases, other liabilities, pension obligation and taxes payable. The Company continues to reconcile its liabilities subject to compromise and anticipates additional adjustments will be made in future periods..

[5] The Company has paid certain prepetition liabilities and continues to reconcile these payments against Liabilities Subject to Compromise.

[6] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[7] The senior notes, convertible notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. balance sheet.

FLEMING ENTITIES

[8] Debt and notes payable includes bonds, revolver and term loan and related accrued interest balances as of the current month end.

[9] Accounts payable includes trade payables and accrued expenses. Retailer incentives (previously in accounts payable) have been reclassified to accounts receivable. Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Taxes payable includes income taxes and taxes other than income. Cigarette taxes payable is included in accounts payable. The balances for these accounts resulted from an ongoing review of these accounts. The Company continues to reconcile these accounts and additional adjustments are expected in future periods. See also footnote 2 above.

[10] Damage estimates for closed and rejected leases are current end of month balances.

[11] Effective January 1, 2004, the Fleming Consolidated Pension Plan was transferred to the Pension Benefit Guarantee Corporation (PBGC). This resulted in a reversal of the related additional minimum pension liability adjustment, which reduced the pension accrual in Liabilities Subject to Compromise and reduced the Additional Minimum Pension Liability in Accumulated Other Comprehensive Income in the equity section. On June 1, 2004, the Court approved a settlement between the Company and the PBGC related to the Fleming Consolidated Pension Plan. The settlement becomes effective on the Effective Date of Fleming's Plan of Reorganization. The terms of the settlement call for the PBGC to receive an Allowed Administrative Claim of $2.0 million, an Allowed Other Priority Non-Tax Claim of $750 thousand, and an Allowed General Unsecured Claim of $200 million. The amounts necessary to adjust the pension accrual to the settlement amount was made in April and reflected in the April Statement of Operations.

[12] Cash and cash equivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $68 million.

[13] Fleming has reached agreement in principle with the lead plaintiffs representing a class of vendors who provided goods directly to third party retailers prior to April 1, 2003 and for which remittances had allegedly been collected by Fleming but not turned over to the vendors (DSD vendors). The settlement amount is $17.5 million. An adjustment was made in April, and reflected in the April Statement of Operations, to the liability subject to compromise account to reflect the settlement amount. Final approval was received for the $17.5 million settlement and funds were disbursed in July 2004.

CORE-MARK ENTITIES

[14] Accounts payable includes trade payables and accrued expenses. Accounts payable represents a review of the accounts payable trial balance. See also footnote 2 above.

[15] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, represent a review of the applicable balance sheet account.

[16] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income represent a review of the applicable balance sheet accounts. Cigarette taxes payable is included in accounts payable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                 AS OF
ABCO FOOD GROUP, INC.                                                        JUNE 30, 2004
-------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                              $            -
      Receivables, net                                                                    -
      Inventories                                                                         -
      Assets held for sale                                                                -
      Other current assets                                                                3
-------------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                           3
-------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                     -
Investment in direct financing leases                                                     -

-------------------------------------------------------------------------------------------
Net property and equipment                                                                -
-------------------------------------------------------------------------------------------
Other assets                                                                              -
-------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $            3
-------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                       $            -
      Liabilities held for sale                                                           -
      Other current liabilities                                                           -
-------------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                                      -
-------------------------------------------------------------------------------------------

Long-term debt                                                                            -
Long-term obligations under capital leases                                                -
Other liabilities                                                                         -

Liabilities subject to compromise                                                     1,300

Net intercompany due to (from)                                                       (1,297)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                             -
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
-------------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                        $            -
-------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $            3
-------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                                       $            -
Accounts payable                                                                      1,300
Damage estimates for closed and rejected leases                                           -
Other liabilities                                                                         -
Pension obligation                                                                        -
Taxes payable                                                                             -
                                                                             --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                      $        1,300

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                        AS OF
CORE-MARK INTERNATIONAL, INC.                                                       JUNE 30, 2004
-------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                                    $     74,813
       Receivables, net                                                                  135,667
       Inventories                                                                       103,451
       Assets held for sale                                                                    -
       Other current assets                                                               31,578
------------------------------------------------------------------------------------------------
            TOTAL CURRENT ASSETS                                                         345,509
------------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                          -
Investment in direct financing leases                                                          -

------------------------------------------------------------------------------------------------
Net property and equipment                                                                17,651
------------------------------------------------------------------------------------------------
Other assets                                                                              34,550
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $    397,709
------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                             $    124,256
       Liabilities held for sale                                                               -
       Other current liabilities                                                          14,486
------------------------------------------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                                                    138,742
------------------------------------------------------------------------------------------------

Long-term debt                                                                                 -
Long-term obligations under capital leases                                                     -
Other liabilities                                                                          5,678

Liabilities subject to compromise                                                         77,920

Net intercompany due to (from)                                                           175,369

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share
       Capital in excess of par value
       Reinvested earnings (deficit)
       Accumulated other comprehensive income:                                                 -
            Additional minimum pension liability
            Cumulative foreign currency translation adjustment
------------------------------------------------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY                                              $          -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $    397,709
------------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $          -
Accounts payable                                                                          73,466
Damage estimates for closed and rejected leases                                                -
Other liabilities                                                                            133
Pension obligation                                                                         4,270
Taxes payable                                                                                 51
                                                                                    ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $     77,920

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                        AS OF
CORE-MARK INTERRELATED COMPANIES, INC.                                              JUNE 30, 2004
-------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                                    $          -
       Receivables, net                                                                    4,777
       Inventories                                                                         7,433
       Assets held for sale                                                                    -
       Other current assets                                                                   45
------------------------------------------------------------------------------------------------
            TOTAL CURRENT ASSETS                                                          12,255
------------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                          -
Investment in direct financing leases                                                          -

------------------------------------------------------------------------------------------------
Net property and equipment                                                                   269
------------------------------------------------------------------------------------------------
Other assets                                                                                   -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $     12,524
------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                             $      1,867
       Liabilities held for sale                                                               -
       Other current liabilities                                                               -
------------------------------------------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                                                      1,867
------------------------------------------------------------------------------------------------

Long-term debt                                                                                 -
Long-term obligations under capital leases                                                     -
Other liabilities                                                                              -

Liabilities subject to compromise                                                          5,255

Net intercompany due to (from)                                                             5,402

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share
       Capital in excess of par value
       Reinvested earnings (deficit)
       Accumulated other comprehensive income:                                                 -
            Additional minimum pension liability
            Cumulative foreign currency translation adjustment
------------------------------------------------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY                                              $          -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $     12,524
------------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $          -
Accounts payable                                                                           5,255
Damage estimates for closed and rejected leases                                                -
Other liabilities                                                                              -
Pension obligation                                                                             -
Taxes payable                                                                                  -
                                                                                    ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $      5,255

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                        AS OF
CORE-MARK MID-CONTINENT, INC.                                                       JUNE 30, 2004
-------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                                    $          -
       Receivables, net                                                                   23,805
       Inventories                                                                        20,417
       Assets held for sale                                                                    -
       Other current assets                                                                3,648
------------------------------------------------------------------------------------------------
            TOTAL CURRENT ASSETS                                                          47,870
------------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                          -
Investment in direct financing leases                                                          -

------------------------------------------------------------------------------------------------
Net property and equipment                                                                10,779
------------------------------------------------------------------------------------------------
Other assets                                                                               1,302
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $     59,951
------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                             $      2,587
       Liabilities held for sale                                                               -
       Other current liabilities                                                               -
------------------------------------------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                                                      2,587
------------------------------------------------------------------------------------------------

Long-term debt                                                                                 -
Long-term obligations under capital leases                                                     -
Other liabilities                                                                              -

Liabilities subject to compromise                                                          5,281

Net intercompany due to (from)                                                            52,083

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share
       Capital in excess of par value
       Reinvested earnings (deficit)
       Accumulated other comprehensive income:                                                 -
            Additional minimum pension liability
            Cumulative foreign currency translation adjustment
------------------------------------------------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY                                              $          -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $     59,951
------------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $          -
Accounts payable                                                                           5,251
Damage estimates for closed and rejected leases                                                -
Other liabilities                                                                             31
Pension obligation                                                                             -
Taxes payable                                                                                  -
                                                                                    ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $      5,281

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                        AS OF
DUNIGAN FUELS, INC.                                                                 JUNE 30, 2004
-------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                                    $          -
       Receivables, net                                                                    2,941
       Inventories                                                                             -
       Assets held for sale                                                                    -
       Other current assets                                                                    -
------------------------------------------------------------------------------------------------
            TOTAL CURRENT ASSETS                                                           2,941
------------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                          -
Investment in direct financing leases                                                          -

------------------------------------------------------------------------------------------------
Net property and equipment                                                                     -
------------------------------------------------------------------------------------------------
Other assets                                                                                   -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $      2,941
------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                             $          -
       Liabilities held for sale                                                               -
       Other current liabilities                                                               -
------------------------------------------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                                                          -
------------------------------------------------------------------------------------------------

Long-term debt                                                                                 -
Long-term obligations under capital leases                                                     -
Other liabilities                                                                             81

Liabilities subject to compromise                                                          7,504

Net intercompany due to (from)                                                            (4,643)

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share
       Capital in excess of par value
       Reinvested earnings (deficit)
       Accumulated other comprehensive income:                                                 -
            Additional minimum pension liability
            Cumulative foreign currency translation adjustment
------------------------------------------------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY                                              $          -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $      2,941
------------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $          -
Accounts payable                                                                           7,080
Damage estimates for closed and rejected leases                                                -
Other liabilities                                                                              -
Pension obligation                                                                             -
Taxes payable                                                                                424
                                                                                    ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $      7,504

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                        AS OF
FAVAR CONCEPTS, LTD                                                                 JUNE 30, 2004
-------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                                    $          -
       Receivables, net                                                                        -
       Inventories                                                                             -
       Assets held for sale                                                                    -
       Other current assets                                                                    -
------------------------------------------------------------------------------------------------
            TOTAL CURRENT ASSETS                                                               -
------------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                          -
Investment in direct financing leases                                                          -

------------------------------------------------------------------------------------------------
Net property and equipment                                                                     -
------------------------------------------------------------------------------------------------
Other assets                                                                                   -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $          -
------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                             $          -
       Liabilities held for sale                                                               -
       Other current liabilities                                                               -
------------------------------------------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                                                          -
------------------------------------------------------------------------------------------------

Long-term debt                                                                                 -
Long-term obligations under capital leases                                                     -
Other liabilities                                                                              -

Liabilities subject to compromise                                                          1,249

Net intercompany due to (from)                                                            (1,249)

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share
       Capital in excess of par value
       Reinvested earnings (deficit)
       Accumulated other comprehensive income:                                                 -
            Additional minimum pension liability
            Cumulative foreign currency translation adjustment
------------------------------------------------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY                                              $          -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $          -
------------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $          -
Accounts payable                                                                             542
Damage estimates for closed and rejected leases                                                -
Other liabilities                                                                              -
Pension obligation                                                                             -
Taxes payable                                                                                706
                                                                                    ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $      1,249

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                        AS OF
FLEMING COMPANIES, INC.                                                             JUNE 30, 2004
-------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents [3]                                                $    201,809
       Receivables, net                                                                  187,026
       Inventories                                                                         6,549
       Assets held for sale                                                                1,145
       Other current assets                                                                  312
------------------------------------------------------------------------------------------------
            TOTAL CURRENT ASSETS                                                         396,842
------------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                         34
Investment in direct financing leases                                                          -

------------------------------------------------------------------------------------------------
Net property and equipment                                                                 5,476
------------------------------------------------------------------------------------------------
Other assets                                                                               5,229
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $    407,581
------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                             $     83,696
       Liabilities held for sale                                                               -
       Other current liabilities                                                          35,741
------------------------------------------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                                                    119,437
------------------------------------------------------------------------------------------------

Long-term debt                                                                                 -
Long-term obligations under capital leases                                                     -
Other liabilities                                                                            411

Liabilities subject to compromise                                                      2,272,726

Net intercompany due to (from)                                                          (245,714)

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share                                           136,221
       Capital in excess of par value                                                    710,623
       Reinvested earnings (deficit)                                                  (2,571,991)
       Accumulated other comprehensive income:                                                 -
            Additional minimum pension liability [2]                                     (15,663)
            Cumulative foreign currency translation adjustment                             1,532
------------------------------------------------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY                                              $ (1,739,279)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $    407,581
------------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $  1,532,953
Accounts payable                                                                         287,204
Damage estimates for closed and rejected leases                                          148,553
Other liabilities                                                                         35,444
Pension obligation [2]                                                                   254,084
Taxes payable                                                                             14,489
                                                                                    ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $  2,272,726

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] Effective January 1, 2004, the Fleming Consolidated Pension Plan was transferred to the Pension Benefit Guarantee Corporation (PBGC). This resulted in a reversal of the related additional minimum pension liability adjustment, which reduced the pension accrual in Liabilities Subject to Compromise and reduced the Additional Minimum Pension Liability in Accumulated Other Comprehensive Income in the equity section. On June 1, 2004, the Court approved a settlement between the Company and the PBGC related to the Fleming Consolidated Pension Plan. The settlement becomes effective on the Effective Date of Fleming's Plan of Reorganization. The terms of the settlement call for the PBGC to receive an Allowed Administrative Claim of $2.0 million, an Allowed Other Priority Non-Tax Claim of $750 thousand, and an Allowed General Unsecured Claim of $200 million. The amounts necessary to adjust the pension accrual to the settlement amount was made in April and reflected in the April Statement of Operations.

[3] Cash and cash equivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $68 million.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                        AS OF
FLEMING FOODS OF TEXAS, L.P.                                                        JUNE 30, 2004
-------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                                    $          -
       Receivables, net                                                                   24,378
       Inventories                                                                             -
       Assets held for sale                                                                    -
       Other current assets                                                                    -
------------------------------------------------------------------------------------------------
            TOTAL CURRENT ASSETS                                                          24,378
------------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                          -
Investment in direct financing leases                                                          -

------------------------------------------------------------------------------------------------
Net property and equipment                                                                     -
------------------------------------------------------------------------------------------------
Other assets                                                                                   4
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $     24,382
------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                             $        205
       Liabilities held for sale                                                               -
       Other current liabilities                                                               -
------------------------------------------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                                                        205
------------------------------------------------------------------------------------------------

Long-term debt                                                                                 -
Long-term obligations under capital leases                                                     -
Other liabilities                                                                              -

Liabilities subject to compromise                                                         14,552

Net intercompany due to (from)                                                             9,626

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share
       Capital in excess of par value
       Reinvested earnings (deficit)
       Accumulated other comprehensive income:                                                 -
            Additional minimum pension liability
            Cumulative foreign currency translation adjustment
------------------------------------------------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY                                              $          -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $     24,382
------------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $          -
Accounts payable                                                                          12,554
Damage estimates for closed and rejected leases                                                -
Other liabilities                                                                            305
Pension obligation                                                                             -
Taxes payable                                                                              1,694
                                                                                    ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $     14,552

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                   AS OF
FLEMING INTERNATIONAL, LTD                                                      JUNE 30, 2004
---------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                  $           -
     Receivables, net                                                                     190
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                   -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                             190
---------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

---------------------------------------------------------------------------------------------
Net property and equipment                                                                  -
---------------------------------------------------------------------------------------------
Other assets                                                                                -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $         190
---------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                                           $           -
     Liabilities held for sale                                                              -
     Other current liabilities                                                              -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                                          -
---------------------------------------------------------------------------------------------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                           -

Net intercompany due to (from)                                                            190

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                                -
         Additional minimum pension liability
         Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                             $           -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $         190
---------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $           -
Accounts payable                                                                            -
Damage estimates for closed and rejected leases                                             -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                -------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $           -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                   AS OF
FLEMING TRANSPORTATION SERVICES, INC.                                           JUNE 30, 2004
---------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                  $           -
     Receivables, net                                                                       -
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                   -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                               -
---------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

---------------------------------------------------------------------------------------------
Net property and equipment                                                                  -
---------------------------------------------------------------------------------------------
Other assets                                                                                -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $           -
---------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                           $           6
     Liabilities held for sale                                                              -
     Other current liabilities                                                              -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                                          6
---------------------------------------------------------------------------------------------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                         252

Net intercompany due to (from)                                                           (259)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                                -
         Additional minimum pension liability
         Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                             $           -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $           -
---------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $           -
Accounts payable                                                                          252
Damage estimates for closed and rejected leases                                             -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                -------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $         252

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                   AS OF
HEAD DISTRIBUTING COMPANY                                                       JUNE 30, 2004
---------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                  $         404
     Receivables, net                                                                  12,164
     Inventories                                                                        3,783
     Assets held for sale                                                                   -
     Other current assets                                                                 115
---------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                          16,465
---------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

---------------------------------------------------------------------------------------------
Net property and equipment                                                              1,239
---------------------------------------------------------------------------------------------
Other assets                                                                            1,259
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $      18,963
---------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                           $       5,958
     Liabilities held for sale                                                              -
     Other current liabilities                                                              -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                                      5,958
---------------------------------------------------------------------------------------------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                       6,497

Net intercompany due to (from)                                                          6,508

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                                -
         Additional minimum pension liability
         Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                             $           -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $      18,963
---------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                                          $           -
Accounts payable                                                                        6,491
Damage estimates for closed and rejected leases                                             -
Other liabilities                                                                           6
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                -------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $       6,497

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                    AS OF
MINTER-WEISMAN CO.                                                              JUNE 30, 2004
---------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                  $         550
     Receivables, net                                                                  17,047
     Inventories                                                                       12,104
     Assets held for sale                                                                   -
     Other current assets                                                                 774
---------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                          30,474
---------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

---------------------------------------------------------------------------------------------
Net property and equipment                                                              2,213
---------------------------------------------------------------------------------------------
Other assets                                                                               26
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $      32,714
---------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                           $       4,777
     Liabilities held for sale                                                              -
     Other current liabilities                                                              -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                                      4,777
---------------------------------------------------------------------------------------------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                       4,356

Net intercompany due to (from)                                                         23,581

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                                -
         Additional minimum pension liability
         Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                             $           -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $      32,714
---------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                                          $           -
Accounts payable                                                                        4,356
Damage estimates for closed and rejected leases                                             -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                -------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $       4,356

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                    AS OF
PIGGLY WIGGLY COMPANY                                                           JUNE 30, 2004
---------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                  $           -
     Receivables, net                                                                     440
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                   -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                             440
---------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

---------------------------------------------------------------------------------------------
Net property and equipment                                                                  -
---------------------------------------------------------------------------------------------
Other assets                                                                                -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $         440
---------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
         Accounts payable                                                       $         148
         Liabilities held for sale                                                          -
         Other current liabilities                                                          -
---------------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                                      148
---------------------------------------------------------------------------------------------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                         320

Net intercompany due to (from)                                                            (29)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                                -
         Additional minimum pension liability
         Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                             $           -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $         440
---------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $           -
Accounts payable                                                                          319
Damage estimates for closed and rejected leases                                             -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               1
                                                                                -------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $         320

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                    AS OF
PROGRESSIVE REALTY, INC.                                                        JUNE 30, 2004
---------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                  $           -
     Receivables, net                                                                       -
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                   -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                               -
---------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

---------------------------------------------------------------------------------------------
Net property and equipment                                                                  -
---------------------------------------------------------------------------------------------
Other assets                                                                                -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $           -
---------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                           $           -
     Liabilities held for sale                                                              -
     Other current liabilities                                                              -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                                          -
---------------------------------------------------------------------------------------------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                           9

Net intercompany due to (from)                                                             (9)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                                -
         Additional minimum pension liability
         Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                             $           -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $           -
---------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $           -
Accounts payable                                                                            9
Damage estimates for closed and rejected leases                                             -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                -------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $           9

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                    AS OF
RAINBOW FOOD GROUP, INC.                                                        JUNE 30, 2004
---------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                  $           -
     Receivables, net                                                                   4,519
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                   9
---------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                           4,528
---------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

---------------------------------------------------------------------------------------------
Net property and equipment                                                                  -
---------------------------------------------------------------------------------------------
Other assets                                                                               79
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $       4,607
---------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                           $         304
     Liabilities held for sale                                                              -
     Other current liabilities                                                              -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                                        304
---------------------------------------------------------------------------------------------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                      19,793

Net intercompany due to (from)                                                        (15,490)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                                -
         Additional minimum pension liability
         Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                             $           -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $       4,607
---------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $           -
Accounts payable                                                                       19,793
Damage estimates for closed and rejected leases                                             -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                -------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $      19,793

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                    AS OF
RETAIL INVESTMENTS, INC.                                                        JUNE 30, 2004
---------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                  $           -
     Receivables, net                                                                       -
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                   -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                               -
---------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

---------------------------------------------------------------------------------------------
Net property and equipment                                                                  -
---------------------------------------------------------------------------------------------
Other assets                                                                                -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $           -
---------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                           $           -
     Liabilities held for sale                                                              -
     Other current liabilities                                                              -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                                          -
---------------------------------------------------------------------------------------------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                           -

Net intercompany due to (from)                                                              -

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                                -
         Additional minimum pension liability
         Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                             $           -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $           -
---------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $           -
Accounts payable                                                                            -
Damage estimates for closed and rejected leases                                             -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                -------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $           -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                    AS OF
RFS MARKETING SERVICES, INC.                                                    JUNE 30, 2004
---------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                  $           -
     Receivables, net                                                                       -
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                   -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                               -
---------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

---------------------------------------------------------------------------------------------
Net property and equipment                                                                  -
---------------------------------------------------------------------------------------------
Other assets                                                                                -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $           -
---------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                           $           -
     Liabilities held for sale                                                              -
     Other current liabilities                                                              -
---------------------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                                          -
---------------------------------------------------------------------------------------------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                           -

Net intercompany due to (from)                                                              -

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                                -
         Additional minimum pension liability
         Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                             $           -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $           -
---------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $           -
Accounts payable                                                                            -
Damage estimates for closed and rejected leases                                             -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                -------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $           -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  06/01/04 - 06/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
RICHMAR FOODS, INC.                                                 JUNE 30, 2004
---------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                        $       -
     Receivables, net                                                     7,946
     Inventories                                                              -
     Assets held for sale                                                     -
     Other current assets                                                   347
-------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                             8,293
-------------------------------------------------------------------------------
Investments and notes receivable, net                                         -
Investment in direct financing leases                                         -

-------------------------------------------------------------------------------
Net property and equipment                                                    -
-------------------------------------------------------------------------------
Other assets                                                                  -
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL ASSETS                                                          $   8,293
-------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                 $      54
     Liabilities held for sale                                                -
     Other current liabilities                                              134
-------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                          188
-------------------------------------------------------------------------------

Long-term debt                                                                -
Long-term obligations under capital leases                                    -
Other liabilities                                                             -

Liabilities subject to compromise                                        10,781

Net intercompany due to (from)                                           (2,676)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                  -
         Additional minimum pension liability
         Cumulative foreign currency translation adjustment
-------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                   $       -
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $   8,293
-------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                $       -
Accounts payable                                                          8,108
Damage estimates for closed and rejected leases                               -
Other liabilities                                                         2,115
Pension obligation                                                            -
Taxes payable                                                               558
                                                                      ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                               $  10,781

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  06/01/04 - 06/30/04
(DOLLARS IN 000'S)

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

---------------------------------------------------------------------------------------------
                                               BEGINNING     AMOUNT                   ENDING
                                                  TAX      WITHHELD OR    AMOUNT       TAX
FLEMING [9]                                    LIABILITY     ACCRUED     PAID [9]   LIABILITY
---------------------------------------------------------------------------------------------
FEDERAL
---------------------------------------------------------------------------------------------
Payroll Taxes [1]                              $       -     $     -     $      -   $       -
---------------------------------------------------------------------------------------------
Income [10]                                    $     340           -     $     32         372
---------------------------------------------------------------------------------------------
    TOTAL FEDERAL TAXES                        $     340     $     -     $     32   $     372
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------
Payroll Taxes [1]                              $       -     $     -     $      -   $       -
---------------------------------------------------------------------------------------------
Sales [2]                                      $       -           -            -           -
---------------------------------------------------------------------------------------------
Excise [2]                                     $     144           -            -         144
---------------------------------------------------------------------------------------------
Real & Personal Property [3]                   $   2,441           -            -       2,441
---------------------------------------------------------------------------------------------
Cigarette & Tobacco [4]                        $       -           -            -           -
---------------------------------------------------------------------------------------------
Franchise [2]                                  $     411           -            -         411
---------------------------------------------------------------------------------------------
    Total State and Local                      $   2,996     $     -     $      -   $   2,996
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL TAXES                                    $   3,336     $     -     $     32   $   3,368
---------------------------------------------------------------------------------------------

                                               BEGINNING      AMOUNT                    ENDING
                                                  TAX       WITHHELD OR    AMOUNT        TAX
CORE-MARK [9]                                  LIABILITY      ACCRUED       PAID      LIABILITY
-----------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------
Payroll Taxes [1]                              $     379    $     2,405   $ (2,470)   $     314
-----------------------------------------------------------------------------------------------
Income [10]                                    $      15              -          -           15
-----------------------------------------------------------------------------------------------
    TOTAL FEDERAL TAXES                        $     394    $     2,405   $ (2,470)   $     329
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------
Payroll Taxes [1]                              $     (22)   $       325   $   (343)   $     (40)
-----------------------------------------------------------------------------------------------
Sales                                          $      19             39        (33)          24
-----------------------------------------------------------------------------------------------
Excise                                         $     551            326       (253)         625
-----------------------------------------------------------------------------------------------
Real & Personal Property [3]                   $     817            216         (1)       1,031
-----------------------------------------------------------------------------------------------
Cigarette & Tobacco                            $  32,676         94,040    (91,232)      35,483
-----------------------------------------------------------------------------------------------
Other: GST [5]                                 $   2,201          2,416     (2,081)       2,536
-----------------------------------------------------------------------------------------------
Other: Spokane & Portland B&O Tax [6]          $      56             58        (56)          58
-----------------------------------------------------------------------------------------------
    Total State and Local                      $  36,298    $    97,419   $(94,000)   $  39,717
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL TAXES                                    $  36,692    $    99,824   $(96,470)   $  40,046
-----------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS)                                           AMOUNT
-----------------------------------------------------------------------------------------------
Current                                                                                $      -
-----------------------------------------------------------------------------------------------
0 - 30 days [7]                                                                          84,414
-----------------------------------------------------------------------------------------------
31 - 60 days                                                                                  -
-----------------------------------------------------------------------------------------------
61 - 90 days                                                                                  -
-----------------------------------------------------------------------------------------------
91+ days                                                                                      -
-----------------------------------------------------------------------------------------------
Total Accounts Payable [8]                                                             $ 84,414
-----------------------------------------------------------------------------------------------

CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS)                                         AMOUNT
Current                                                                                $      -
-----------------------------------------------------------------------------------------------
0 - 30 days [7]                                                                         139,444
-----------------------------------------------------------------------------------------------
31 - 60 days                                                                                  -
-----------------------------------------------------------------------------------------------
61 - 90 days                                                                                  -
-----------------------------------------------------------------------------------------------
91+ days                                                                                      -
-----------------------------------------------------------------------------------------------
Total Accounts Payable [8]                                                             $139,444
-----------------------------------------------------------------------------------------------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. as a result of the sale of Fleming Companies, Inc.'s wholesale grocery operations.

NOTES

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued.

[2] Sales, Excise and Franchise postpetition taxes are calculated by adding to the previous months balance the net accrual increase or decrease in the current month.

[3] Fleming's postpetition real and personal property tax amounts are reviewed on an continuing basis and the Company anticipates additional adjustments will be made in future periods. Additionally, Core-Mark's real and personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] There is no longer an accrual or expense related to cigarette and tobacco taxes as all the applicable Fleming entities have been closed or sold.

[5]   GST refers to Canadian Goods and Service Taxes.

[6] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[7] Fleming and Core-Mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Core-Mark's aging includes Head and Minter-Weisman and Fleming's includes the four convenience divisions that are part of Fleming Companies, Inc.

[8] Accounts Payable per the Balance Sheet includes trade accounts payable and other accrued expenses. See footnote [2] on Form MOR-5.

[9] Amount Paid represents amounts paid, amounts received and other adjustments during the period.

[10] The Federal Income Tax category includes balances and activity for both Federal and State.

                                                                    FORM MOR - 4

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  06/01/04 - 06/30/04
(DOLLARS IN 000'S)

                           ACCOUNTS RECEIVABLE AGINGS

FLEMING ACCOUNTS RECEIVABLE AGING [1] [2]                                               AMOUNT
Not Due                                                                                $  2,864
-----------------------------------------------------------------------------------------------
Current                                                                                   7,223
-----------------------------------------------------------------------------------------------
1 - 7 days old                                                                              457
-----------------------------------------------------------------------------------------------
8 - 14 days old                                                                             457
-----------------------------------------------------------------------------------------------
15 - 21 days old                                                                            457
-----------------------------------------------------------------------------------------------
+ Over 21 days                                                                          292,800
-----------------------------------------------------------------------------------------------
Credits Over 21 days [5]                                                                      -
-----------------------------------------------------------------------------------------------
Total Accounts Receivable                                                              $304,258
-----------------------------------------------------------------------------------------------
Amount considered uncollectible (Bad Debt) [3]                                          (76,818)
-----------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                              $227,440
-----------------------------------------------------------------------------------------------

CORE-MARK ACCOUNTS RECEIVABLE AGING [1] [4]                                             AMOUNT
Current                                                                                $176,340
-----------------------------------------------------------------------------------------------
1 - 30 days old                                                                          17,568
-----------------------------------------------------------------------------------------------
31 - 45 days old                                                                            631
-----------------------------------------------------------------------------------------------
40 - 60 days old                                                                            472
-----------------------------------------------------------------------------------------------
61 - 90 days old                                                                            649
-----------------------------------------------------------------------------------------------
91 - 120 days old                                                                           176
-----------------------------------------------------------------------------------------------
+ Over 120 days                                                                           4,077
-----------------------------------------------------------------------------------------------
Total Accounts Receivable                                                              $199,913
-----------------------------------------------------------------------------------------------
Amount considered uncollectible (Bad Debt) [3]                                           (6,454)
-----------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                              $193,459

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                    YES          No
-----------------------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the normal course of business this reporting period?
      If yes, provide an explanation below.                                                   X
-----------------------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
      If yes, provide an explanation below.                                                   X
-----------------------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed?  If no, provide
      an explanation below.                                                      X
-----------------------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other necessary insurance coverages in effect?
      If no, provide an explanation below.                                       X
-----------------------------------------------------------------------------------------------

NOTES

[1] Of the Core-Mark's 7 Eastern divisions ("Fleming 7"), Core-Mark's accounts receivable aging includes Head and Minter-Weisman and Fleming's accounts receivable aging includes the four convenience divisions that are part of Fleming Companies, Inc. Four of the seven divisions were closed in 2003. In cases where the aging of detail accounts receivable amounts are not available, the amount is allocated to the aging brackets.

[2] In addition to the aging of customer accounts receivable, a large portion of the Fleming receivable balance is from reclassifying vendor deductions from accounts payable, which has been listed as over 21 days. No amount has currently been reserved for these receivables from vendors. Also included in accounts receivable are royalties related to the sale of the wholesale business, which have been listed as "not due".

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as the end of the current month.

[4] Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments, including reclassifying vendor deductions from accounts payable. The receivable balance not supported by an aging was listed as current.

[5] Due to changes in the operating system, the dollar amount of credits that are included in the total aged accounts receivable balance is not available.

                                                                    FORM MOR - 5

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  06/01/04 - 06/30/04

If additional information is required for the current or any future Monthly Operating Reports, please send the request to Rebecca A. Roof at Fleming Companies (15150 Preston Road, Suite 240; Dallas, TX 75248).

Ernst & Young LLP      2121 San Jacinto Street, Suite 1500                 Dallas Office
                       Dallas TX 75201                              Phone (214) 969-8000
                                                                Facsimile (214) 969-9770

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: JUNE 1, 2004 TO JUNE 30, 2004

                                  TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) has been retained to provide certain tax services to the Debtors (the "Tax Services"). E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

      - Prepare certain federal income, state income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

      - Prepare certain sales, excise, and use tax returns for U.S., state and local governments and provide them to management of the Debtor for filing;

      - Provide certain property tax returns prepared by third party consultants to management of the Debtor for filing;

      - Prepare certain property tax returns and provide them to management of the Debtor for filing; and

      - Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax system and procedures.

During the reporting period, all returns were timely filed with the appropriate jurisdictions.

To the best of my knowledge, E&Y has completed the above mentioned activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.

      July 21, 2004                                   /s/ Lisa Shield Vines
------------------------                              --------------------------
          Date                                        Lisa Shield Vines, Partner